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                                                                   EXHIBIT 10(a)

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                           PURCHASE AND SALE AGREEMENT


                            DATED AS OF JUNE 20, 2001


                                     BETWEEN


                     VARIOUS ENTITIES LISTED ON SCHEDULE I,
                               AS THE ORIGINATORS

                                       AND


                              CMC RECEIVABLES, INC.



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         THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of June
20, 2001, is entered into between VARIOUS ENTITIES LISTED ON SCHEDULE I (each, an "Originator"; and collectively, the "Originators"), and CMC RECEIVABLES, INC., a Delaware corporation (the "Company").

                                   DEFINITIONS

         Unless otherwise indicated herein, capitalized terms used in this Agreement are defined in the Receivables Purchase Agreement dated of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement") among the Company, as Seller, Three Rivers Funding Corporation, as Buyer (the "Buyer"), and Commercial Metals Company (herein sometimes referred to as CMC ("CMC")), as Servicer. All references herein to months are to calendar months unless otherwise expressly indicated.

                                   BACKGROUND:

         1. The Company is a special purpose corporation, all of the issued and outstanding shares of which are owned by CMC;

         2. The Originators generate Receivables in the ordinary course of their businesses;

         3. The Originators, in order to finance their respective businesses, wish to sell certain of their Receivables to the Company, and the Company is willing to purchase such Receivables from the Originators, on the terms and subject to the conditions set forth herein; and

         4. The Originators and the Company intend this transaction to be a true sale of certain Receivables by each Originator to the Company, providing the Company with the full benefits of ownership of such Receivables, and the Originators and the Company do not intend the transactions hereunder to be characterized as loans from the Company to any Originator.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL

         SECTION 1.1 Agreement To Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to sell to the Company, and the Company agrees to purchase from such Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date, all of such Originator's right, title and interest in and to:


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                  (a) each Receivable of such Originator (but only if, in the case of CMC, such Receivable was generated by or owing to an Operating Division, and only if, in the case of CMC Steel Fabricators, Inc., such Receivable was generated by the sale of goods or services by its Hope, Arkansas facility), other than Receivables generated by any Obligor that (i) is a government or a government subdivision, affiliate, or agency, (ii) is not a U.S. resident, or
(iii) is listed on Schedule 1.1 attached hereto, which, so long as no Termination Event or Potential Termination Event under the Receivable Purchase Agreement shall have occurred and be continuing, may be amended or supplemented from time to time by any Originator in a writing delivered by the Originator to the Company and the Buyer setting forth the reasons for such amendment or supplement (each such Receivable, a "Purchased Receivable"), that existed and was owing to such Originator at the closing of such Originator's business on May 31, 2001 (the "Cut-off Date"); any Receivable once purchased by the Company will continue to be owned by the Company, notwithstanding any subsequent listing of the Receivable's Obligor on Schedule 1.1 (it being understood and agreed that the effect of listing on Schedule 1.1 pursuant to any such amendment or supplement an Obligor the Receivables of which were previously included in the pool of Purchased Receivables, together with all such previous listings pursuant to amendments or supplements to Schedule 1.1, will not result in the pool of Purchased Receivables, taken as a whole, having credit or collection characteristics which, based solely on the facts known to the Company and the applicable Originator at the time of such amendment or supplement, are reasonably anticipated to be materially worse than those which would have prevailed in the absence of such amendments and supplements; provided, that this parenthetical shall not apply to an amendment or supplement if, after giving effect to the exclusion of all Receivables of Obligors listed on Schedule 1.1 from the existing pool of Purchased Receivables as of the last day of the most recently completed Accounting Period, the aggregate Account Balances of all Purchased Receivables which constitute Eligible Receivables would equal or exceed $200,000,000 and the Buyer's Allocation would be less than or equal to 80%);

                  (b) each Purchased Receivable generated by such Originator from and including the Cut-off Date to and including the Purchase and Sale Termination Date;

                  (c) all monies due or to become due to such Originator with respect to any of the foregoing;

                  (d) all books and records of such Originator related to any of the foregoing, and all Purchase Documents to which such Originator is a party, together with all rights (but not obligations) of such Originator thereunder; and

                  (e) all products and proceeds of any of the foregoing, including, without limitation, (i) all funds received by such Originator, the Company or CMC, as Servicer (as defined in the Receivables Purchase Agreement and herein so called), from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Purchased Receivables; (ii) all amounts (including any insurance proceeds) to be applied by the Company or the Servicer to any amount owed in respect of any Purchased Receivable; and (iii) all net proceeds of sale or other disposition of repossessed goods or


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other collateral or property of the Obligors in respect of Purchased Receivables or any other parties directly or indirectly liable for payment of such Purchased Receivables.

All purchases shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement and in each other Purchase Document. No obligation or liability to any Obligor on any Purchased Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company's foregoing commitment to purchase Purchased Receivables and the proceeds and rights described in clauses (c) through (e) (collectively, the "Related Rights") is herein called the "Purchase Facility."

         SECTION 1.2 Timing of Purchases.

                  (a) Closing Date Purchases. Each Purchased Receivable and Related Rights generated by each Originator prior to the Cut-off Date shall be deemed to have been sold by such Originator to the Company on the Closing Date.

                  (b) Subsequent Purchases. After the Closing Date, until the Purchase and Sale Termination Date, each Purchased Receivable and the Related Rights generated by each Originator shall be deemed to have been sold by such Originator to the Company immediately (and without further action) upon the creation of such Purchased Receivable.

         SECTION 1.3 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to the Originators in accordance with Article III.

         SECTION 1.4 Purchase and Sale Termination Date. The "Purchase and Sale Termination Date" shall be the earliest to occur of (a) the date the Purchase Facility is terminated pursuant to Section 8.2 and (b) the Payment Date 10 days following the day on which Originators shall have given written notice to the Company at or prior to 10:00 a.m. (Dallas, Texas time) that the Originators desire to terminate this Agreement; provided, that in either case the Company shall have satisfied all of its obligations under the Receivables Purchase Agreement and such agreement shall have been terminated in accordance with its terms.

         SECTION 1.5 Intention of the Parties. It is the express intent of the parties hereto that the sale and transfers of the Purchased Receivables and Related Rights by the Originators to the Company, as contemplated by this Agreement, shall be treated as sales (without recourse except as provided herein) of all of the Originators' right, title and interest in, to and under the Purchased Receivables and Related Rights, and not as loans secured by the Purchased Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, each Originator hereby grants to the Company a first priority security interest in all of such Originator's right, title and interest in and to (i) the Purchased Receivables and the Related Rights now existing and hereafter created by such Originator,
(ii) all monies due or to become due and all


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amounts received with respect thereto, (iii) all books and records of such
Originator related to any of the foregoing, and all Purchase Documents to which such Originator is a party, together with all rights (but not obligations) of such Originator thereunder, and (iv) all products and proceeds of any of the foregoing.

         SECTION 1.6 Additional Originators. Additional Persons may be added as Originators hereunder, with the prior written consent of the Company and Mellon Bank, N.A. (the "Administrator"), which consent may be given or withheld in each of the Company's and the Administrator's sole discretion; provided, that the following conditions are satisfied on or before the date of such addition:

                  (a) The Servicer shall have given the Administrator and the Company at least ten Business Days prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as the Administrator may reasonably request;

                  (b) such proposed additional Originator has executed and delivered to the Company and the Administrator an agreement substantially in the form attached hereto as Exhibit C (a "Joinder Agreement");

                  (c) such proposed additional Originator has delivered to the Company and the Administrator each of the documents with respect to such Originator described in Sections 4.1 and 4.2;

                  (d) the receivables intended to be sold by such additional Originator to the Company hereunder shall be Purchased Receivables; and

                  (e) no Purchase and Sale Termination Event shall have occurred and be continuing.

                                   ARTICLE II
                 PURCHASE REPORT; CALCULATION OF PURCHASE PRICE

         SECTION 2.1 Purchase Report. On the Closing Date and at least two (2) Business Days prior to each Settlement Date, the Servicer shall deliver to the Company and each Originator a report in substantially the form of Exhibit A (each such report being herein called a "Purchase Report") setting forth, among other things:

                  (a) Purchased Receivables purchased by the Company from each Originator on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date);

                  (b) Purchased Receivables purchased by the Company from each Originator during the most recently completed Accounting Period;


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                  (c) the calculation of the Purchase Price for all Purchased
Receivables; and

                  (d) the calculation of any reductions of the Purchase Price for any Purchased Receivables as provided in Sections 3.3 (a), (b) and (c).

         SECTION 2.2 Calculation of Purchase Price. The "Purchase Price" to be paid to each Originator for each Purchased Receivable that is purchased hereunder from such Originator shall be equal to the product of (a) the Account Balance of such Purchased Receivable on the relevant Payment Date and (b) the difference, expressed as a percentage, of (i) one minus (ii) the Fair Market Value Discount on the relevant Payment Date.

         As used herein, "Fair Market Value Discount" means 2.0094%, as such percentage may be increased, decreased or otherwise adjusted by the Company from time to time (without retroactive effect) and with the prior consent of each Originator, such consent not to be unreasonably withheld; and "Payment Date" means (i) the Closing Date and (ii) each Business Day thereafter that Originators are open for business.

         SECTION 2.3 Payment of Fees. Each Originator hereby agrees to pay to the Company its Pro Rata Share of all reasonable fees and expenses now or hereafter incurred by the Company in connection with this Agreement, including but not limited to all attorneys', directors' and facility fees and expenses (including without limitation any Program Fees and other costs, indemnities, and expenses incurred by the Company under, and any "deemed collections" of the Company pursuant to Sections 5.03(c) or 6.04 of, the Receivables Purchase Agreement).

         As used herein, "Pro Rata Share" means, at any time as to any Originator, the ratio of (i) the sum of the Account Balances of the Purchased Receivables from such Originator, to (ii) the aggregate Account Balances of all Purchased Receivables from all Originators.

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

         SECTION 3.1 Initial Purchase Price Payment. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Closing Date partially in cash (in an amount to be agreed between the Company and such Originator and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of Exhibit B to such Originator with an initial principal balance equal to the remaining Purchase Price (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Purchase Documents, being herein called a "Company Note").


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         SECTION 3.2 Subsequent Purchase Price Payments. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Purchased Receivables generated by such Originator on such Payment
Date:

                  (a) First, in cash to the extent the Company has cash available therefor; and

                  (b) Second, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the applicable Company Note shall be increased by an amount equal to such remaining Purchase Price.

The Servicer shall make all appropriate record keeping entries with respect to each of the Company Notes to reflect the foregoing payments and reductions made pursuant to Section 3.3, and the Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, each Company Note at any time. Furthermore, the Servicer shall hold the Company Notes for the benefit of the applicable Originator. Each Originator hereby irrevocably authorizes the Servicer to mark the Company Notes "CANCELED" and to return such Company Notes to the Company upon the final payment thereof after the Purchase and Sale Termination Date.

         SECTION 3.3 Settlement as to Specific Purchased Receivables and
Dilution.

                  (a) If, on the day of purchase of any Purchased Receivable from an Originator hereunder, any of the representations or warranties set forth in Sections 5.4, 5.12 and 5.21 are not true with respect to such Purchased Receivable or as a result of any action or inaction of such Originator, on any subsequent day, any of such representations or warranties set forth in Sections 5.4, 5.12 and 5.21 is no longer true with respect to such Purchased Receivable, then the Purchase Price with respect to such Purchased Receivable shall be reduced by an amount equal to the Account Balance of such Purchased Receivable and shall be accounted to such Originator as provided in clause (d) below; provided, that if the Company thereafter receives payment on account of Collections due with respect to such Purchased Receivable, the Company promptly shall deliver such funds to such Originator.

                  (b) If, on any day, the Account Balance of any Purchased Receivable purchased hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by any Originator, the Company or the Servicer or any setoff or dispute between any Originator or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of such Originator), then the Purchase Price with respect to such Purchased Receivable shall be reduced by the amount of such net reduction and shall be accounted to such Originator as provided in clause (d) below.

                  (c) If, on any day, the Company incurs any costs, indemnities, expenses or deemed collections set forth in Section 2.3 herein, then the Purchase Price of the Purchased

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Receivables shall be reduced with respect to each Originator in an amount equal to such Originator's Pro Rata Share of such reduction or, in the case of a reduction that is solely attributable to an Originator, shall be reduced with respect to such Originator, and shall be accounted to any such Originator as provided in clause (d) below.

                  (d) Any reduction in the Purchase Price of any Purchased Receivable pursuant to clause (a), (b) or (c) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from such Originator hereunder; provided, however if there have been no purchases of Purchased Receivables from such Originator (or insufficiently large purchases of Purchased Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator.

         SECTION 3.4 Reconveyance of Purchased Receivables. In the event that an Originator has paid to the Company the full Account Balance of any Purchased Receivable pursuant to Section 3.3, the Company shall reconvey such Purchased Receivable to such Originator, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company.

                                   ARTICLE IV
                             CONDITIONS OF PURCHASES

         SECTION 4.1 Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that the Servicer (on the Company's behalf) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to the Servicer (acting on the Company's behalf):

                  (a) A copy of the resolutions of the Board of Directors of each Originator approving the Purchase Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator;

                  (b) Good standing certificates for each Originator issued as of a recent date acceptable to the Servicer by the Secretary of State of the jurisdiction of such Originator's incorporation;

                  (c) A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Purchase Documents to be delivered by it (on which certificate the Servicer and the Company may conclusively rely until such time as the Servicer shall receive from such Person a revised certificate meeting the requirements of this clause (d));


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                  (d) The certificate or articles of incorporation of each
Originator, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator;

                  (e) Originals of the proper financing statements (Form UCC-1) that have been duly executed and name each Originator as the debtor/seller and the Company as the secured party/purchaser (and Three Rivers Funding Corporation, as assignee of the Company) of the Purchased Receivables generated by such Originator as may be necessary or desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Purchased Receivables and such other rights, accounts, instruments and moneys in which an ownership or security interest may be assigned to it hereunder;

                  (f) A written search report from a Person satisfactory to the Servicer listing all effective financing statements that name the Originators as debtors or sellers and that are filed in the jurisdictions in which filings were made pursuant to the foregoing clause (f), together with copies of such financing statements (none of which, except for those described in the foregoing clause (f), shall cover any Purchased Receivable or any Related Rights which are to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Servicer showing no evidence of such liens filed against any Originator;

                  (g) Favorable opinions of (a) David M. Sudbury, General Counsel of CMC, and (b) Haynes and Boone, LLP, counsel to the Originators and the Company, in form and substance satisfactory to the Servicer and the Administrator; and

                  (h) A Company Note in favor of each Originator, duly executed by the Company.

         SECTION 4.2 Certification as to Representations and Warranties. Each Originator, by accepting the Purchase Price related to each purchase of Purchased Receivables generated by such Originator and listed in a Purchase Report, shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of such day, with the same effect as though made on and as of such day.

                                    ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

         In order to induce the Company to enter into this Agreement and to make purchases hereunder, each Originator hereby makes, with respect to itself, the representations and warranties set forth in this Article V.

         SECTION 5.1 Organization and Good Standing. Such Originator has been duly incorporated and is validly existing as a corporation, in good standing under the laws of its jurisdiction of incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

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         SECTION 5.2 Due Qualification. Such Originator is located and is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualifica tion and (b) the failure to be so licensed or qualified could have a Material Adverse Effect.

         SECTION 5.3 Power and Authority; Due Authorization. Such Originator has
(a) all necessary power, authority and legal right to (i) execute and deliver, and perform its obligations under, each Purchase Document to which it is a party and (ii) generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided, and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action.

         SECTION 5.4 Valid Sale; Binding Obligations. Each sale of Purchased Receivables made by such Originator pursuant to this Agreement shall constitute a valid sale, transfer, and assignment of Purchased Receivables to the Company, enforceable against creditors of, and purchasers from, such Originator; and this Agreement constitutes, and each other Purchase Document to be signed by such Originator, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of such Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 5.5 No Violation. The consummation of the transactions contemplated by this Agreement and the other Purchase Documents, and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) such Originator's certificate or articles of incorporation or bylaws, or (ii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Purchase Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instru mentality having jurisdiction over it or any of its properties that could have a material adverse effect on such Originator's ability to perform its obligations under this Agreement (a "Material Adverse Effect").

         SECTION 5.6 Proceedings. Except as set forth in Schedule 5.6 or as otherwise disclosed in CMC's public filings with the Securities and Exchange Commission, there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Purchase Document, (b) seeking to prevent such Originator from transferring any Purchased Receivable hereunder (or in the case such transfer does not constitute a sale under any applicable law, from


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granting or maintaining the security interest in any Purchased Receivable) to the Purchaser or the consummation of any of the transactions contemplated by any Purchase Document, or (c) seeking any determination or ruling that could have a Material Adverse Effect.

         SECTION 5.7 Bulk Sales Acts. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

         SECTION 5.8 Government Approvals. Except for the filing of the UCC financing statements referred to in Article IV, all of which, at the time required in Article IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for each Originator's due execution, delivery and performance of any Purchase Document to which it is a party.

         SECTION 5.9 Financial Condition.

                  (a) Material Adverse Effect. Since February 28, 2001, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

                  (b) Solvent. On the date hereof, and on the date of each purchase hereunder (both before and after giving effect to such purchase), (i) the fair market value of such Originator's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated or otherwise), (ii) such Originator has sufficient cash flow to enable it to pay its debt as it matures, and (iii) such Originator does not have unreasonably small capital to conduct its business.

         SECTION 5.10 Licenses, Contingent Liabilities, and Labor Controversies.

                  (a) Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain could have a Material Adverse Effect.

                  (b) There are no labor controversies pending against such Originator that have had (or could have) a Material Adverse Effect.

         SECTION 5.11 Margin Regulations. No use of any funds acquired by Originator under this Agreement will conflict with or contravene any of Regulations, T, U and X promulgated by the Federal Reserve Board from time to time.

         SECTION 5.12 Quality of Title.

                  (a) Each Purchased Receivable of such Originator (together with the Related Rights with respect to such Purchased Receivable) which is to be sold to the Company hereunder is or shall be owned by such Originator, free and clear of any lien, security interest or other charge


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or encumbrance, or any other type of preferential arrangement (each, an "Adverse
Claim"), except as provided herein and in the Receivables Purchase Agreement. Whenever the Company makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Purchased Receivables generated by such Originator and all Collections related thereto, and in Originator's entire right, title and interest in and to the Related Rights with respect thereto.

                  (b) No effective financing statement or other instrument similar in effect covering any Purchased Receivable generated by such Originator or any Related Rights is on file in any recording office except such as may be filed in favor of the Company or the Originators, as the case may be, in accordance with this Agreement or in favor of Three Rivers Funding Corporation in accordance with the Receivables Purchase Agreement.

                  (c) Each Purchased Receivable purchased hereunder is on the date of purchase an Eligible Receivable.

         SECTION 5.13 Accuracy of Information. All factual written information heretofore or contemporaneously furnished (and prepared) by such Originator to the Company, the Administrator or the Buyer for purposes of or in connection with any Purchase Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished by such Originator to the Company or the Administrator pursuant to or in connection with any Purchase Document will be, true and accurate in all material respects on the date as of which such information is dated or certified.

         SECTION 5.14 Offices. Such Originator's principal place of business and chief executive office is located at the address set forth in Schedule 5.14A, and the offices where such Originator keeps all its books, records and documents evidencing its Purchased Receivables, the related Contracts and all other agreements related to such Purchased Receivables are located at the addresses specified in Schedule 5.14B (or at such other locations, notified to the Servicer and the Buyer in accordance with Section 6.1(f), in jurisdictions where all action required by Section 7.3 has been taken and completed).

         SECTION 5.15 Trade Names. Such Originator does not use any trade name other than its actual corporate name and the trade names set forth in Schedule
5.15. From and after the date that fell five (5) years before the date hereof, except as set forth in Schedule 5.15, such Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has such Originator been the subject of any merger or other corporate reorganization.

         SECTION 5.16 Taxes. Such Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 5.17 Compliance with Applicable Laws. Such Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, could have a Material Adverse Effect.

         SECTION 5.18 Reliance on Separate Legal Identity. Such Originator acknowledges that Three Rivers Funding Corporation is entering into the Receivables Purchase Agreement in reliance upon the Company's identity as a legal entity separate from such Originator.

         SECTION 5.19 No Termination Event. No event has occurred and is continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event under the Receivables Purchase Agreement.

         SECTION 5.20 Not an Investment Company. Each Originator is not, and will not become as a result of the transactions contemplated by the Purchase Documents, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.21 Account Balances; Purchase Notice. The Account Balances related to the sale of the Purchased Receivables are the respective amounts set forth in the Purchase Report, and all information set forth therein, is true and correct in all material respects as of such Settlement Date.

         SECTION 5.22 Consideration. Each Originator has sold the Purchased Receivables in exchange for payment (made by the Company in accordance with the provisions herein) in an amount which constitutes fair consideration and approximate market value for the Purchased Receivables and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties. No such sale has been made for or on account of an antecedent debt owed to the Company and no such sale is or may be voidable or subject to avoidance under any section of the U.S. Bankruptcy Code.

         SECTION 5.23 Data Processing Legends. Each Originator and the Servicer have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report generated for such Originator which are of the type that a proposed purchaser or lender would use to evaluate the Purchased Receivables, the following legend (or the substantive equivalent thereof): "CERTAIN OF THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD PURSUANT TO A PURCHASE AND SALE AGREEMENT DATED AS OF JUNE 20, 2001, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, BETWEEN CERTAIN ENTITIES LISTED ON SCHEDULE I THERETO AND CMC RECEIVABLES, INC., AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN SUCH RECEIVABLES

DESCRIBED HEREIN HAS BEEN SOLD TO THREE RIVERS FUNDING CORPORATION PURSUANT TO THE RECEIVABLES PURCHASE AGREEMENT DATED AS OF JUNE 20, 2001, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, AMONG CMC RECEIVABLES, INC., THREE RIVERS FUNDING CORPORATION AND COMMERCIAL METALS COMPANY."

                                   ARTICLE VI
                          COVENANTS OF THE ORIGINATORS

         SECTION 6.1 Affirmative Covenants. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Company, acting in a manner consistent with its duties and responsibilities under the Receivables Purchase Agreement shall otherwise consent:

                  (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Purchased Receivables generated by it and the Contracts and other agreements related thereto.

                  (b) Preservation of Corporate Existence. Preserve and maintain its existence as a corporation, and all rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could have a Material Adverse Effect.

                  (c) Receivables Examinations. (i) At any time and from time to time during regular business hours, upon reasonable prior notice, and at each Originator's expense, as applicable, permit the Company or the Administrator, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, disks and other electronic media) in possession or under the control of each Originator relating to Purchased Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause
(i)(A) next above and to discuss matters relating to Purchased Receivables originated by it or the performance hereunder with any of the officers or employees of each Originator having knowledge of such matters, and (ii) without limiting the foregoing clause (i) above, from time to time on reasonable request of the Administrator, permit certified public accountants or other auditors acceptable to the Company and Administrator to conduct, at the Company's expense, certain agreed upon procedures with regard to such Originator's books and records pertaining to such Purchased Receivables.

                  (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Purchased Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Purchased Receivables (including, without limitation, records adequate to permit the daily identification of each new Purchased Receivable and all Collections of and adjustments to each existing Purchased Receivable).

                  (e) Performance and Compliance with Purchased Receivables and Contracts. Timely and fully perform and comply, in all material respects, with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Purchased Receivables that it generates.

                  (f) Location of Records. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Purchased Receivables, at the address(es) referred to in Schedule 5.14 or, upon 15 days' prior written notice to the Company and the Administrator, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

                  (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Purchased Receivables that it generates and all Contracts and other agreements related thereto.

                  (h) Purchase Documents. Comply in all material respects with the Purchase Documents to which it is a party.

                  (i) Notice of Material Adverse Change. Promptly upon becoming aware thereof, each Originator shall give the Company and the Buyer notice of any material adverse change in the business, operations or financial condition of such Originator which could affect adversely the collectibility of the Purchased Receivables or the ability to service the Purchased Receivables.

                  (j) Customer List. Each Originator shall at all times maintain (or cause the Servicer to maintain) a current list (which may be stored on magnetic tapes or disks or other form of electronic media) of all Obligors under Contracts related to Purchased Receivables, including the name, address, telephone number and account number of each such Obligor, Such Originator shall deliver or cause to be delivered a copy of such list to the Buyer as soon as practicable following the their request.

                  (k) Notice of Relocation. Each Originator shall give the Buyer sixty (60) days' prior written notice of any relocation of its Chief Executive Office if, as a result of such relocation, the applicable provisions of the Uniform Commercial Code of any applicable jurisdiction or other applicable Laws would require the filing of any amendment of any previously filed financing statement or continuation statement or of any new financing statement. Each Originator will at all times maintain its Chief Executive Office within a jurisdiction in the United States in which Article Nine of the Uniform Commercial Code (1972 or later revision) is in effect.

                  (l) Administrative and Operating Procedures. Each Originator shall maintain and implement administrative and operating procedures adequate to permit the identification of the Receivables Pool and all collections and adjustments attributable to each Receivables Pool.

                  (m) Certificates of Title.

                           (A) If any amount payable under or in connection with
                  any Purchased Receivable shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be duly endorsed in a manner satisfactory to the Company and delivered to the Company or its agent.

                           (B) Each Originator shall deliver to the Company any
                  certificate of title or other evidence of ownership issued by the United States or any state or any political subdivision thereof relating to any chattel held as security for any amount payable under or in connection with any Purchased Receivable, with evidence of perfection of the security interest in such property noted thereon, if such notation is required under the laws of the jurisdiction in which such property is located in order to perfect a security interest in such property.

                           (C) If the Contract relating to any Purchased
                  Receivable requires the related Obligor to maintain insurance upon the chattel security relating to such Contract, such Originator shall deliver to the Company all documents or certificates relating to such insurance.

                           (D) Such Originator shall deliver to the Company any
                  other document required by the terms of the related Contracts.

                  SECTION 6.2 Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Servicer (on behalf of the Company) and the Buyer shall otherwise consent in writing, furnish to the Company and the Buyer:

                  (a) Purchase and Sale Termination Events. As soon as possible after the Originator has knowledge of the occurrence of, and in any event within three Business Days after the Originator has knowledge of the occurrence of, each Purchase and Sale Termination Event or each event which, with the giving of notice or the passage of time, or both, would constitute a Purchase and Sale Termination Event (a "Potential Purchase and Sale Termination Event") in respect of such Originator, the statement of the chief financial officer or chief accounting officer of such Originator describing such Purchase and Sale Termination Event or Potential Purchase and Sale Termination Event, and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

                  (b) Proceedings. As soon as possible and in any event within three Business Days after Originator otherwise has knowledge thereof, written notice of (i) material litigation, investigation or proceeding of the type described in Section 5.6 not previously disclosed to the Company and (ii) all adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations that could have a Material Adverse Effect; and

                  (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Purchased Receivables as the Administrator may from time to time reasonably request in order to protect the interests of the Company, the Buyer or the Administrator with respect to the Purchased Receivables.

                  SECTION 6.3 Negative Covenants. From the date hereof until the date following the Purchase and Sale Termination Date, each Originator agrees that, unless the Servicer (on behalf of the Company and acting in a manner consistent with its duties and responsibilities under the Receivables Purchase Agreement), shall otherwise consent, it shall not:

                  (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Purchase Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim or any Collections with respect to any Purchased Receivable, or assign any right to receive income in respect thereof.

                  (b) Extension or Amendment of Purchased Receivables. Extend, amend or otherwise modify the terms of any Purchased Receivable in any material respect generated by it, or amend, modify or waive, in any material respect, any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract), except for any extension, amendment or modification that is permitted under the Receivables Purchase Agreement and is consistent with its Credit and Collection Policy.

                  (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business or materially alter its Credit and Collection Policy, which change or alteration could, in either case, materially adversely change the credit standing required of particular Obligors or potential Obligors or impair the collectibility of a material portion of Purchased Receivables generated by it.

                  (d) Purchased Receivables Not to be Evidenced by Promissory Notes or Chattel Paper. Take any action to cause or permit any Purchased Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

                  (e) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger or consolidation, except a merger or consolidation where such Originator is the surviving entity or is merged or consolidated with another Originator, or
(ii) directly or indirectly sell, transfer, assign, convey or lease (other than to another Originator or wholly-owned subsidiary thereof) (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Purchased Receivables or any interest therein (other than pursuant to this Agreement).

                  SECTION 6.4 Permitted Lockbox Banks. Make any changes in its instructions to Obligors regarding Collections or add or terminate any bank as a Permitted Lockbox Bank unless the requirements of Section 9.02(f) of the Receivables Purchase Agreement have been met.

                  SECTION 6.5 Accounting for Purchases. Account for or treat the transactions contemplated hereby in any manner other than as sales of the Purchased Receivables and Related Rights by such Originator to the Company.

                  SECTION 6.6 Substantive Consolidation. Each Originator hereby acknowledges that this Agreement and the other Purchase Documents are being entered into in reliance upon the Company's identity as a legal entity separate from such Originator and its Affiliates. Therefore, from and after the date hereof, each Originator shall take all reasonable steps necessary (including without limitation all of the steps set forth in Section 9.01(f) of the Receivables Purchase Agreement) to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of such Originator and any other Person, and is not a division of such Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, such Originator shall take such actions as shall be required in order that:

                  (a) such Originator shall not be involved in the day to day management of the Company;

                  (b) such Originator shall maintain separate corporate records and books of account from the Company and otherwise will observe corporate formalities;

                  (c) the financial statements and books and records of such Originator shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company;

                  (d) except as permitted by the Receivables Purchase Agreement,
(i) such Originator shall maintain its assets separately from the assets of the Company, and (ii) the Company's assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Company;

                  (e) all of the Company's business correspondence and other communications shall be conducted in the Company's own name and on its own stationery;

                  (f) such Originator shall not act as an agent for the Company, other than as Servicer or its subservicer under the Receivables Purchase Agreement, and in connection therewith, shall present itself to the public as an agent for the Company and a legal entity separate from the Company;

                  (g) such Originator shall not conduct any of the business of the Company in its own name;

                  (h) such Originator shall not pay any liabilities of the Company out of its own funds or assets;

                  (i) such Originator shall maintain an arm's-length relationship with the Company;

                  (j) such Originator shall not assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company;

                  (k) such Originator shall not acquire obligations of the Company;

                  (l) such Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

                  (m) such Originator shall identify and hold itself out as a separate and distinct entity from the Company;

                  (n) such Originator shall not enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; and

                  (o) such Originator shall not pay the salaries of the Company's employees, if any.

                                   ARTICLE VII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                        RESPECT OF PURCHASED RECEIVABLES

           SECTION 7.1 Rights of the Company. Each Originator hereby authorizes the Company, the Servicer or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Purchased Receivables, including, without limitation, indorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Purchased Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

           SECTION 7.2 Responsibilities of the Originators. Anything herein to the contrary notwithstanding:

                  (a) Collection Procedures. Each Originator agrees to direct its respective Obligors to make payments of Purchased Receivables directly to a post office box related to the relevant Lockbox Account at a Permitted Lockbox Bank. Each Originator further agrees to transfer any Collections that it receives directly to the Servicer (for the Company's account) within one (1) Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and shall be maintained and segregated separate and apart from all other funds and monies of Originator until transfer of such Collections to the Servicer.

                  (b) Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Originator from such obligations.

                  (c) None of the Company, the Servicer or the Administrator shall have any obligation or liability to any Obligor or any other third Person with respect to any Purchased Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Buyer or the Administrator be obligated to perform any of the obligations of such Originator thereunder.

                  (d) Each Originator hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Company (whether or not from such Originator) in connection with any Purchased Receivable.

           SECTION 7.3 Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Servicer may reasonably request in order to perfect, protect or more fully evidence the Purchased Receivables and Related Rights purchased by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Purchase Document. Without limiting the generality of the foregoing, upon the request of the Servicer, such Originator will:

                  (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

                  (b) mark the master data processing records that evidence or list (i) such Purchased Receivables and (ii) related Contracts with the legend set forth in Section 5.23.

Each Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Receivables and Related Rights now existing or hereafter generated by Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, the

Company or its designee may (but shall not be required to) itself perform, or cause the performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by Originator as provided in Section 9.1.

                  SECTION 7.4 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator in connection with a Purchased Receivable shall, except as otherwise specified by such Obligor or required by applicable law and unless otherwise instructed by the Servicer (with the prior written consent of the Administrator) or the Administrator, be applied as a Collection of any such Purchased Receivable of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                  ARTICLE VIII
                      PURCHASE AND SALE TERMINATION EVENTS

                  SECTION 8.1 Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a "Purchase and Sale Termination Event":

                  (a) A Termination Event shall have occurred and, except for the Termination Event described in Section 10.01(j) of the Receivables Purchase Agreement, the Buyer shall have declared the Purchase and Sale Termination Date to have occurred; or

                  (b) Any Originator shall fail to make any payment or deposit to be made by it hereunder when due; or

                  (c) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Purchase Documents, or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

                  (d) Any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 20 days after written notice thereof shall have been given by the Servicer to such Originator.

                  SECTION 8.2 Remedies.

                  (a) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, the Company (but not the Servicer) shall have the option, by notice to the Originators (with a copy to the Administrator), to declare the Purchase Facility as terminated; provided, that the Company shall have satisfied all of its obligations under the Receivables Purchase Agreement and such agreement shall have been terminated in accordance with its terms.

                  (b) Remedies Cumulative. Upon any termination of the Purchase Facility pursuant to Section 8.2(a), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                   ARTICLE IX
                                 INDEMNIFICATION

                  SECTION 9.1 Indemnities by the Originators. Without limiting any other rights which the Company may have hereunder or under applicable law, each Originator, severally and for itself alone hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of the failure of such Originator to perform its obligations under this Agreement or any other Purchase Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom, INCLUDING PURCHASE AND SALE INDEMNIFIED AMOUNTS RESULTING FROM THE NEGLIGENCE OF THE PURCHASE AND SALE INDEMNIFIED PARTIES, but excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Purchased Receivables to any indemnitor (except as otherwise specifically provided under this Section 9.1) and (iii) any tax based upon or measured by net income, property or gross receipts. Without limiting the foregoing, each Originator, severally for itself alone, shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

                  (a) the transfer by such Originator of an interest in any Purchased Receivable to any Person other than the Company;

                  (b) the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Purchase Document, or any information or report delivered by Originator pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (c) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Purchased Receivable generated by such Originator or the related Contract, or the nonconformity of any Purchased Receivable generated by such Originator or the related Contract with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the Company an ownership interest in the Purchased Receivables generated by such Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company or the Administrator, whether existing at the time of the purchase of such Purchased Receivables or at any time thereafter;

                  (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Purchased Receivables or purported Purchased Receivables generated by such Originator, whether at the time of any purchase or at any subsequent time;

                  (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Purchased Receivable or purported Purchased Receivable generated by such Originator (including, without limitation, a defense based on such Purchased Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Purchased Receivable or the furnishing of or failure to furnish such services, and any claim for indemnification by the Buyer or any Affected Party under the Receivables Purchase Agreement arising out of any action or inaction by or the Receivables of such Originator, including without limitation under Sections 11.03 and 11.04 thereof;

                  (g) any product liability claim arising out of or in connection with services that are the subject of any Purchased Receivable generated by such Originator; and

                  (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Purchased Receivables generated by such Originator.

If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, severally and for itself, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                    ARTICLE X
                                  MISCELLANEOUS

                  SECTION 10.1  Amendments, etc.

                  (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Company and each Originator (with the prior written consent of the Buyer, which consent shall not be unreasonably withheld).

                  (b) No failure or delay on the part of the Company, the Servicer, any Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  (c) The Purchase Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

                  SECTION 10.2 Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the mailing address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if personally delivered, when received, (ii) if sent by certified mail three (3) Business Days after having been deposited in the mail, postage prepaid, and
(iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

                  SECTION 10.3 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Originator hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of such Originator to the Company arising in connection with the Purchase Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by the Company to or for the credit or the account of such Originator.

SECTION 10.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Company and each Originator and their respective successors and permitted assigns. Each of the Administrator and the Buyer is a third party beneficiary of all of the provisions of this Agreement, entitled to enforce such provisions directly against the parties hereto. No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

                  SECTION 10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                  SECTION 10.6 Costs, Expenses and Taxes. In addition to the obligations of the Originators under Article IX, each Originator, severally and for itself alone, agrees to pay on demand:

                  (a) to the Company (and any successor and permitted assigns thereof) all costs and expenses incurred by such Person in connection with the enforcement of this Agreement and the other Purchase Documents; and

                  (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Purchase Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  SECTION 10.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK OR ANY FEDERAL COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY PURCHASE DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

                  SECTION 10.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER PURCHASE DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN

CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                  SECTION 10.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

                  SECTION 10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                  SECTION 10.11 Acknowledgment and Agreement. By execution below, each Originator expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Purchase Agreement, and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator is a third party beneficiary of the rights of the Company arising hereunder and under the other Purchase Documents to which any Originator is a party.

                  SECTION 10.12 No Proceeding. Each Originator hereby agrees that it will not institute, or join any other Person in instituting, against the Company any insolvency proceeding so long as any of the Company Notes remains outstanding and for at least one year and one day following the later of (i) the day on which the aggregate outstanding principal amount of each Company Note is paid in full and (ii) the day on which all of the obligations of the Company under the Receivables Purchase Agreement are paid in full.

                  SECTION 10.13 Limited Recourse. Except as explicitly set forth herein, the obligations of the Company under this Agreement or any other Purchase Documents to which it is a party are solely the obligations of the Company. No recourse under any Purchase Document shall be had against, and no liability shall attach to, any officer, employee, director, or beneficiary, whether directly or indirectly, of the Company.

                            [SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                              CMC STEEL FABRICATORS, INC.
                              D/B/A/ SMI JOIST COMPANY,
                              as an Originator



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320

                                COMMERCIAL METALS COMPANY,
                                as an Originator



                                By:
                                   ---------------------------------------------
                                   Stanley A. Rabin, President





                                Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                                Attention:  Louis A. Federle
                                Telephone:  214-689-4370
                                Facsimile:  214-689-4320

                              HOWELL METAL COMPANY,
                              as an Originator



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320

                              OWEN ELECTRIC STEEL COMPANY
                              OF SOUTH CAROLINA D/B/A
                              SMI STEEL SOUTH CAROLINA,
                              as an Originator



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320

                              SMI STEEL INC.,
                              as an Originator



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320

                              STRUCTURAL METALS, INC.,
                              as an Originator



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320

                              CMC RECEIVABLES, INC.



                              By:
                                 -----------------------------------------------
                                 Stanley A. Rabin, Vice President





                              Address: 7800 Stemmons Freeway, 10th Floor Dallas, Texas 75247
                              Attention:  Louis A. Federle
                              Telephone:  214-689-4370
                              Facsimile:  214-689-4320